Exhibit 99.1

CoBiz Financial Announces First  Quarter 2017 Results

Denver -- CoBiz Financial Inc. (Company) (NASDAQ: COBZ), a financial services company with $3.7 billion in assets, reported financial results for the first quarter of 2017.

Financial Highlights – First quarter 2017

•Net income available to common shareholders of $8.6 million for the first quarter of 2017, compared to $7.4 million in the first quarter of 2016.

•Diluted earnings per share of $0.20 for the first quarter of 2017, compared to $0.18 in the first quarter of 2016.

•Loans increased $270.2 million, or 9.9%, from March 31, 2016 and $53.0 million from December 31, 2016.

•Deposits increased $275.7 million, or 9.9%, from March 31, 2016 and $20.3 million from December 31, 2016.

•Nonperforming assets (NPAs) to total assets of 0.22%  at March 31, 2017,  compared to 0.40% at March 31, 2016 and 0.23% at December 31, 2016.

Financial Summary

	Quarter ended (unaudited)			1Q17 change vs.
(in thousands, except per share amounts)	1Q17	4Q16	1Q16	4Q16		1Q16
Net interest income before provision	$30,078	$29,888	$28,229	$190	0.6%	$1,849	6.6%
Provision for loan losses	607	349	370	258	73.9%	237	64.1%
Net interest income after provision	29,471	29,539	27,859	(68)	(0.2)%	1,612	5.8%
Total noninterest income	8,328	9,374	7,688	(1,046)	(11.2)%	640	8.3%
Total noninterest expense	27,114	27,088	25,832	26	0.1%	1,282	5.0%
Net income before income taxes	10,685	11,825	9,715	(1,140)	(9.6)%	970	10.0%
Provision for income taxes	2,071	3,092	2,350	(1,021)	(33.0)%	(279)	(11.9)%
Net income	$8,614	$8,733	$7,365	$(119)	(1.4)%	$1,249	17.0%

Diluted earnings per common share	$0.20	$0.21	$0.18	$(0.01)	(4.8)%	$0.02	11.1%

KEY RATIOS
Net interest margin	3.77%	3.75%	3.73%
Efficiency ratio - taxable equivalent *	67.33%	65.57%	68.63%
Return on average assets	0.96%	0.98%	0.88%
Return on average shareholders' equity	11.38%	11.56%	10.74%
Noninterest income as a percentage of taxable equivalent operating revenue *	20.42%	22.66%	20.43%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

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Loans

	Quarter ended (unaudited)			1Q17 change vs.
(in thousands)	1Q17	4Q16	1Q16	4Q16		1Q16
LOANS
Commercial	$1,241,365	$1,217,732	$1,181,185	$23,633	1.9%	$60,180	5.1%
Owner-occupied real estate	473,775	475,287	432,712	(1,512)	(0.3)%	41,063	9.5%
Investor real estate	723,476	695,836	576,970	27,640	4.0%	146,506	25.4%
Construction & land	166,553	174,451	208,701	(7,898)	(4.5)%	(42,148)	(20.2)%
Consumer	271,751	267,013	258,345	4,738	1.8%	13,406	5.2%
Other	110,148	103,786	58,975	6,362	6.1%	51,173	86.8%
Total loans	$2,987,068	$2,934,105	$2,716,888	$52,963	1.8%	$270,180	9.9%

•Loans at March 31, 2017 increased $270.2 million, or 9.9%, from March 31, 2016 and $53.0 million from December 31, 2016.

•Loans in the Arizona and Colorado markets increased $169.0 million and $101.2 million, respectively, from March 31, 2016.  Compared to the quarter ended December 31, 2016 (linked-quarter), loans in the Arizona market decreased $1.9 million while loans in the Colorado market increased $54.9 million.

	Quarter ended (unaudited)
(in thousands)	1Q17	4Q16	3Q16	2Q16	1Q16
Loans - beginning balance	$2,934,105	$2,827,105	$2,813,703	$2,716,888	$2,699,205
New credit extended	151,241	273,195	154,319	201,018	136,126
Credit advanced	113,458	105,122	108,074	135,294	111,032
Paydowns & maturities	(211,630)	(270,167)	(248,760)	(239,447)	(223,102)
Gross loan charge-offs	(106)	(1,150)	(231)	(50)	(6,373)
Loans - ending balance	$2,987,068	$2,934,105	$2,827,105	$2,813,703	$2,716,888

Net change - loans outstanding	$52,963	$107,000	$13,402	$96,815	$17,683

•New credit extensions and advances were $264.7 million in the first quarter of 2017, compared to $247.2 million in the first quarter of 2016 and $378.3 million in the linked-quarter.    Paydowns and maturities were slightly lower in the first quarter of 2017 compared to the same periods.

•Commercial line utilization was 32.9% at March 31, 2017, compared to 33.8% and 31.0%,  respectively, at March 31, 2016 and December 31, 2016.

Deposits and Customer Repurchase Agreements

	Quarter ended (unaudited)			1Q17 change vs.
(in thousands)	1Q17	4Q16	1Q16	4Q16		1Q16
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$910,089	$861,856	$834,152	$48,233	5.6%	$75,937	9.1%
Interest-bearing demand	704,659	714,062	600,415	(9,403)	(1.3)%	104,244	17.4%
Savings	20,192	19,561	18,165	631	3.2%	2,027	11.2%
Certificates of deposits under $100	19,045	19,899	21,078	(854)	(4.3)%	(2,033)	(9.6)%
Certificates of deposits $100 and over	81,611	87,692	92,161	(6,081)	(6.9)%	(10,550)	(11.4)%
Reciprocal CDARS	41,200	44,250	36,816	(3,050)	(6.9)%	4,384	11.9%
Total interest-bearing deposits	1,776,796	1,747,320	1,602,787	29,476	1.7%	174,009	10.9%
Noninterest-bearing demand deposits	1,273,305	1,282,463	1,171,577	(9,158)	(0.7)%	101,728	8.7%
Total deposits	3,050,101	3,029,783	2,774,364	20,318	0.7%	275,737	9.9%
Customer repurchase agreements	59,825	27,639	39,141	32,186	116.5%	20,684	52.8%
Total deposits and customer repurchase agreements	$3,109,926	$3,057,422	$2,813,505	$52,504	1.7%	$296,421	10.5%

•Total deposits at March 31, 2017 increased $275.7 million, or 9.9%, from March 31, 2016 and $20.3 million from December 31, 2016.

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•Noninterest-bearing demand accounts at March 31, 2017 increased  $101.7 million from March 31, 2016,  and decreased $9.2 million from December 31, 2016, and were 41.7% of total deposits at March 31, 2017.

Credit Quality

	Quarter ended (unaudited)
(in thousands)	1Q17	4Q16	1Q16
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$33,293	$33,529	$40,686
Provision for loan losses	607	349	370
Net (charge-off) recovery	311	(585)	(5,771)
Ending allowance for loan losses	$34,211	$33,293	$35,285

CREDIT QUALITY
Nonaccrual loans	$3,048	$2,638	$8,244
Loans 90 days or more past due and accruing interest	-	657	-
Total nonperforming loans	3,048	3,295	8,244
OREO and repossessed assets	5,079	5,079	5,079
Total nonperforming assets	$8,127	$8,374	$13,323

Performing renegotiated loans	$23,324	$23,612	$26,523
Classified loans	$54,291	$57,905	$60,700

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.22%	0.23%	0.40%
Nonperforming loans to total loans	0.10%	0.11%	0.30%
Nonperforming loans and OREO to total loans and OREO	0.27%	0.28%	0.49%
Allowance for loan and credit losses to total loans	1.15%	1.13%	1.30%
Allowance for loan and credit losses to nonperforming loans	1,122.41%	1,010.41%	428.01%

•NPAs decreased $0.2 million from December 31, 2016 and $5.2 million from March 31, 2016,  to $8.1 million at March 31, 2017.

•The Company had net recoveries of $0.3 million in the first quarter of 2017.

•A provision for loan losses of $0.6 million was recorded in the first quarter of 2017.

•The resulting allowance for loan and credit losses was 1.15% of total loans at March 31, 2017.

Shareholders’ Equity

	Quarter ended (unaudited)
(in thousands, except per share amounts)	1Q17	4Q16	1Q16
EQUITY MEASURES
Common shareholders' equity	$310,209	$302,310	$277,811

Common shares outstanding at period end	41,731	41,555	41,355

Book value per common share	$7.43	$7.27	$6.72
Tangible book value per common share *	$7.41	$7.24	$6.67

Tangible common equity to tangible assets *	8.28%	8.29%	8.23%
Tier 1 capital ratio	**	11.59%	10.52%
Total risk-based capital ratio	**	14.48%	13.66%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release

•On April 20, 2017, the Board of Directors of the Company declared a quarterly cash dividend of $0.05 per common share. The dividend will be paid on May 8, 2017 to shareholders of record on May 1, 2017.

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Net Interest Income and Margin

•Net interest income on a tax-equivalent basis (NII) was $32.5 million for the first quarter of 2017,  an increase of $2.5 million, or 8.4%, from the quarter ended March 31, 2016. From the quarter ended December 31, 2016, NII increased $0.5 million, or 1.5%.

•The Net Interest Margin (NIM) was 3.77%  for the first quarter of 2017,  compared to 3.73% in the prior-year quarter and 3.75% in the fourth quarter of 2016.

•The average yield on interest-earning assets was 4.06% for the first quarter of 2017, compared to 4.04% in the prior-year quarter and 4.02% in the fourth quarter of 2016.

•Supporting the growth in NII was an increase in the earning asset base and deposit growth.

o	Quarterly average loans increased $227.5 million, or 8.4%, from the prior-year quarter, and $57.7 million from the linked-quarter.
o

Quarterly average investments increased $31.4 million, or 6.2%, from the prior-year quarter, and $63.4 million from the linked-quarter.  The growth in investments in the first quarter of 2017 increased the ratio of average investments to average interest-earning assets to 15.4% at March 31, 2017 from 14.0% at December 31, 2016.

o	Quarterly average deposits increased $317.7 million, or 11.7%, from the prior-year quarter, and $4.7 million from the linked-quarter.
o	Average noninterest-bearing demand accounts increased $149.6 million, or 12.9%, from the prior-year quarter and decreased $13.1 million from the linked-quarter.

Noninterest Income

	Quarter ended (unaudited)			1Q17 change vs.
(in thousands)	1Q17	4Q16	1Q16	4Q16		1Q16
Noninterest income:
Deposit service charges	$1,745	$1,551	$1,485	$194	12.5%	$260	17.5%
Investment advisory income	1,531	1,418	1,450	113	8.0%	81	5.6%
Insurance income	3,122	3,286	3,050	(164)	(5.0)%	72	2.4%
Other investments	375	215	494	160	74.4%	(119)	(24.1)%
Derivative valuation	(57)	737	(293)	(794)	(107.7)%	236	80.5%
Other income	1,612	2,167	1,502	(555)	(25.6)%	110	7.3%
Total noninterest income	$8,328	$9,374	$7,688	$(1,046)	(11.2)%	$640	8.3%

•Noninterest income increased $0.6 million, or 8.3%, from the prior-year quarter and decreased  $1.0 million, or 11.2%, from the linked-quarter.    The linked-quarter decrease of $1.0 million was primarily driven by an $0.8 million decline in income recognized from mark-to-market adjustments on the Company’s derivative portfolio.

•Noninterest income as a percentage of taxable equivalent operating revenue was 20.4% for the first quarter of 2017, compared to 20.4% and 22.7%, respectively, for the prior-year and linked-quarters.

Operating Expenses

	Quarter ended (unaudited)			1Q17 change vs.
(in thousands)	1Q17	4Q16	1Q16	4Q16		1Q16
Noninterest expense:
Salaries and employee benefits	$19,120	$18,378	$17,629	$742	4.0%	$1,491	8.5%
Occupancy expenses, premises and equipment	3,605	3,934	3,490	(329)	(8.4)%	115	3.3%
Amortization of intangibles	150	150	150	-	-%	-	-%
Other operating expenses	4,584	4,659	4,560	(75)	(1.6)%	24	0.5%
Net (gain) loss on OREO, repossessed assets and other	(345)	(33)	3	(312)	(945.5)%	(348)	nm %
Total noninterest expense	$27,114	$27,088	$25,832	$26	0.1%	$1,282	5.0%

•Noninterest expense increased $1.3 million, or 5.0%, from the prior-year quarter and was flat with the linked-quarter.  The increase in noninterest expense compared to the prior-year quarter was due to an increase in salaries and employee benefits that was partially offset by a $0.3 million net gain on the sale of other assets from the sale of a Company owned-building.

•The efficiency ratio was 67.3% for the first quarter of 2017, compared to 68.6% and 65.6%, respectively, for the prior-year and linked-quarters.

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Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, April  28, 2017 at 9:00 am MDT with Steve Bangert, chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at https://www.webcaster4.com/Webcast/Page/989/20473 or by telephone at 877.493.9121 (conference ID # 1471187).

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. The Company believes  these measures are useful supplementary financial measures that enable investors to assess the performance of the Company’s operations and for comparison to the Company’s peers.  However, you should not rely on non-GAAP financial measures alone as measures of our performance. Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

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About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.7 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth Management; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.

•Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

•Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

•Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.

•Our ability to manage growth effectively could adversely affect our results of operations and prospects.

•Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

•The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

March 31, 2017

(unaudited)

	Three months ended March 31,
(in thousands, except per share amounts)	2017	2016
INCOME STATEMENT DATA
Interest income	$33,081	$31,195
Interest expense	3,003	2,966
NET INTEREST INCOME BEFORE PROVISION	30,078	28,229
Provision for loan losses	607	370
NET INTEREST INCOME AFTER PROVISION	29,471	27,859
Noninterest income	8,328	7,688
Noninterest expense	27,114	25,832
INCOME BEFORE INCOME TAXES	10,685	9,715
Provision for income taxes	2,071	2,350
NET INCOME	$8,614	$7,365

EARNINGS PER COMMON SHARE
BASIC	$0.21	$0.18
DILUTED	$0.20	$0.18

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,731	41,355
Book value per common share	$7.43	$6.72
Tangible book value per common share *	$7.41	$6.67
Tangible common equity to tangible assets *	8.28%	8.23%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets	$3,731,342	$3,357,000
Investments	572,106	495,012
Loans	2,987,068	2,716,888
Intangible assets	1,176	1,776
Deposits	3,050,101	2,774,364
Subordinated debentures	131,297	131,216
Common shareholders' equity	310,209	277,811
Interest-earning assets	3,587,619	3,229,226
Interest-bearing liabilities	2,122,918	1,879,671

BALANCE SHEET AVERAGES
Average assets	$3,633,308	$3,351,087
Average investments	539,195	507,797
Average loans	2,929,024	2,701,483
Average deposits	3,026,167	2,708,483
Average subordinated debentures	131,286	131,206
Average shareholders' equity	306,951	275,863
Average interest-earning assets	3,492,768	3,228,872
Average interest-bearing liabilities	1,991,616	1,891,527

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CoBiz Financial Inc.

March 31, 2017

(unaudited)

	Three months ended March 31,
(in thousands)	2017	2016
PROFITABILITY MEASURES
Net interest margin	3.77%	3.73%
Efficiency ratio - taxable equivalent *	67.33%	68.63%
Return on average assets	0.96%	0.88%
Return on average shareholders' equity	11.38%	10.74%
Noninterest income as a percentage of taxable equivalent operating revenue *	20.42%	20.43%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$3,048	$8,244
Loans 90 days or more past due and accruing interest	-	-
Total nonperforming loans	3,048	8,244
OREO & repossessed assets	5,079	5,079
Total nonperforming assets	$8,127	$13,323

Performing renegotiated loans	$23,324	$26,523
Classified loans	$54,291	$60,700

Charge-offs	$(106)	$(6,373)
Recoveries	417	602
Net (charge-offs) recoveries	$311	$(5,771)

Nonperforming assets to total assets	0.22%	0.40%
Nonperforming loans to total loans	0.10%	0.30%
Nonperforming loans and OREO to total loans and OREO	0.27%	0.49%
Allowance for loan and credit losses to total loans	1.15%	1.30%
Allowance for loan and credit losses to nonperforming loans	1,122.41%	428.01%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$2,281	$275	$2,556	$1,241,365	0.21%
Real estate - mortgage	139	257	396	1,197,251	0.03%
Construction & land	-	-	-	166,553	-%
Consumer	89	7	96	271,751	0.04%
Other loans	-	-	-	110,148	-%
OREO & repossessed assets	4,903	176	5,079	5,079	-
NPAs	$7,412	$715	$8,127	$2,992,147	0.27%

Total loans	$1,923,932	$1,063,136	$2,987,068
Total loans and OREO	1,928,835	1,063,312	2,992,147
Nonperforming loans to loans	0.13%	0.05%	0.10%
Nonperforming loans and OREO to total loans and OREO	0.38%	0.07%	0.27%

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CoBiz Financial Inc.

March 31, 2017

(unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands, except per share amounts)	2017	2016	2016	2016	2016
Interest income	$33,081	$32,779	$32,308	$31,500	$31,195
Interest expense	3,003	2,891	2,907	2,967	2,966
Net interest income before provision	30,078	29,888	29,401	28,533	28,229
Provision for loan losses	607	349	(1,168)	(1,652)	370
Net interest income after provision	29,471	29,539	30,569	30,185	27,859
Noninterest income:
Deposit service charges	$1,745	$1,551	$1,553	$1,470	$1,485
Investment advisory income	1,531	1,418	1,416	1,430	1,450
Insurance income	3,122	3,286	3,120	3,112	3,050
Other investments	375	215	1,348	420	494
Derivative valuation	(57)	737	-	(163)	(293)
Other income	1,612	2,167	1,849	1,543	1,502
Total noninterest income	8,328	9,374	9,286	7,812	7,688
Noninterest expense:
Salaries and employee benefits	$19,120	$18,378	$17,480	$17,984	$17,629
Occupancy expenses, premises and equipment	3,605	3,934	4,025	3,517	3,490
Amortization of intangibles	150	150	150	150	150
Other operating expenses	4,584	4,659	4,486	4,610	4,560
Net (gain) loss on securities, other assets and OREO	(345)	(33)	(98)	7	3
Total noninterest expense	27,114	27,088	26,043	26,268	25,832
Net income before income taxes	10,685	11,825	13,812	11,729	9,715
Provision for income taxes	2,071	3,092	3,543	3,197	2,350
Net income	$8,614	$8,733	$10,269	$8,532	$7,365

Earnings per common share
Basic	$0.21	$0.21	$0.25	$0.21	$0.18
Diluted	$0.20	$0.21	$0.25	$0.21	$0.18

PROFITABILITY MEASURES
Net interest margin	3.77%	3.75%	3.74%	3.72%	3.73%
Efficiency ratio - taxable equivalent *	67.33%	65.57%	64.50%	68.71%	68.63%
Return on average assets	0.96%	0.98%	1.18%	1.01%	0.88%
Return on average shareholders' equity	11.38%	11.56%	14.04%	12.19%	10.74%
Noninterest income as a percentage of taxable equivalent operating revenue *	20.42%	22.66%	22.91%	20.44%	20.43%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,731	41,555	41,465	41,433	41,355
Diluted weighted average common shares outstanding (in thousands)	41,584	41,371	41,192	41,105	40,829
Book value per common share	$7.43	$7.27	$7.13	$6.90	$6.72
Tangible book value per common share *	$7.41	$7.24	$7.10	$6.86	$6.67

Tangible common equity to tangible assets *	8.28%	8.29%	8.53%	8.23%	8.23%
Tier 1 capital ratio	** %	11.59%	11.52%	10.75%	10.52%
Total risk based capital ratio	** %	14.48%	14.47%	13.77%	13.66%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release

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CoBiz Financial Inc.

March 31, 2017

(unaudited)

	At
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands)	2017	2016	2016	2016	2016
PERIOD END BALANCES
Total assets	$3,731,342	$3,630,313	$3,452,498	$3,457,516	$3,357,000
Investments	572,106	510,387	455,082	477,617	495,012
Loans	2,987,068	2,934,105	2,827,105	2,813,703	2,716,888
Intangible assets	1,176	1,326	1,476	1,626	1,776
Deposits	3,050,101	3,029,783	2,937,193	2,806,344	2,774,364
Subordinated debentures	131,297	131,277	131,256	131,236	131,216
Common shareholders' equity	310,209	302,310	295,837	286,052	277,811
Interest-earning assets	3,587,619	3,471,208	3,309,804	3,325,368	3,229,226
Interest-bearing liabilities	2,122,918	2,012,466	1,896,216	1,956,402	1,879,671
LOANS
Commercial	$1,241,365	$1,217,732	$1,196,088	$1,218,723	$1,181,185
Real estate - mortgage	1,197,251	1,171,123	1,098,983	1,053,867	1,009,682
Construction & land	166,553	174,451	170,594	184,620	208,701
Consumer	271,751	267,013	263,871	258,773	258,345
Other	110,148	103,786	97,569	97,720	58,975
Gross loans	2,987,068	2,934,105	2,827,105	2,813,703	2,716,888
Less allowance for loan losses	(34,211)	(33,293)	(33,529)	(34,344)	(35,285)
Total net loans	$2,952,857	$2,900,812	$2,793,576	$2,779,359	$2,681,603
Gross loans - Colorado	$1,923,932	$1,869,086	$1,868,582	$1,867,772	$1,822,739
Gross loans - Arizona	$1,063,136	$1,065,019	$958,523	$945,931	$894,149
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$910,089	$861,856	$854,928	$853,815	$834,152
Interest-bearing demand	704,659	714,062	681,256	591,355	600,415
Savings	20,192	19,561	20,403	19,097	18,165
Certificates of deposits under $100	19,045	19,899	20,151	19,836	21,078
Certificates of deposits $100 and over	81,611	87,692	87,593	89,008	92,161
Reciprocal CDARS	41,200	44,250	46,316	49,210	36,816
Total interest-bearing deposits	1,776,796	1,747,320	1,710,647	1,622,321	1,602,787
Noninterest-bearing demand deposits	1,273,305	1,282,463	1,226,546	1,184,023	1,171,577
Total deposits	3,050,101	3,029,783	2,937,193	2,806,344	2,774,364
Customer repurchase agreements	59,825	27,639	52,114	37,908	39,141
Total deposits and customer repurchase agreements	$3,109,926	$3,057,422	$2,989,307	$2,844,252	$2,813,505
BALANCE SHEET AVERAGES
Average assets	$3,633,308	$3,538,428	$3,456,974	$3,394,960	$3,351,087
Average investments	539,195	475,750	462,766	487,309	507,797
Average loans	2,929,024	2,871,288	2,822,334	2,777,790	2,701,483
Average deposits	3,026,167	3,021,429	2,909,307	2,801,499	2,708,483
Average subordinated debentures	131,286	131,266	131,245	131,225	131,206
Average shareholders' equity	306,951	300,665	290,973	281,617	275,863
Average interest-earning assets	3,492,768	3,397,679	3,322,596	3,286,863	3,228,872
Average interest-bearing liabilities	1,991,616	1,887,410	1,869,875	1,883,198	1,891,527
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$33,293	$33,529	$34,344	$35,285	$40,686
Provision for loan losses	607	349	(1,168)	(1,652)	370
Net (charge-off) recovery	311	(585)	353	711	(5,771)
Ending allowance for loan losses	$34,211	$33,293	$33,529	$34,344	$35,285
CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$3,048	$2,638	$5,046	$5,994	$8,244
Loans 90 days or more past due and accruing interest	-	657	-	-	-
Total nonperforming loans	3,048	3,295	5,046	5,994	8,244
OREO and repossessed assets	5,079	5,079	5,079	5,079	5,079
Total nonperforming assets	$8,127	$8,374	$10,125	$11,073	$13,323
Performing renegotiated loans	$23,324	$23,612	$25,291	$27,240	$26,523
Classified loans	$54,291	$57,905	$58,376	$58,163	$60,700
ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.22%	0.23%	0.29%	0.32%	0.40%
Nonperforming loans to total loans	0.10%	0.11%	0.18%	0.21%	0.30%
Nonperforming loans and OREO to total loans and OREO	0.27%	0.28%	0.36%	0.39%	0.49%
Allowance for loan and credit losses to total loans	1.15%	1.13%	1.19%	1.22%	1.30%
Allowance for loan and credit losses to nonperforming loans	1,122.41%	1,010.41%	664.47%	572.97%	428.01%

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CoBiz Financial Inc.

March 31, 2017

(unaudited)

	For the three months ended,
	March 31, 2017			December 31, 2016			March 31, 2016
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
ASSETS
Federal funds sold and other	$24,549	$56	0.91%	$50,641	$64	0.49%	$19,592	$27	0.55%
Investment securities	539,195	3,796	2.82%	475,750	3,234	2.72%	507,797	3,590	2.83%
Loans	2,929,024	31,608	4.32%	2,871,288	31,578	4.30%	2,701,483	29,295	4.29%
Total interest-earning assets	$3,492,768	$35,460	4.06%	$3,397,679	$34,876	4.02%	$3,228,872	$32,912	4.04%
Noninterest-earning assets	140,540			140,749			122,215
Total assets	$3,633,308			$3,538,428			$3,351,087

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Money market	$900,608	$592	0.27%	$857,720	$588	0.27%	$806,301	$543	0.27%
Interest-bearing demand	651,655	245	0.15%	671,858	271	0.16%	575,072	206	0.14%
Savings	18,949	2	0.04%	20,059	3	0.06%	17,998	3	0.07%
Certificates of deposit
Reciprocal	43,725	21	0.19%	44,636	21	0.19%	37,013	15	0.16%
Under $100	19,470	17	0.35%	19,986	18	0.36%	21,108	20	0.38%
$100 and over	85,891	110	0.52%	88,214	113	0.51%	94,741	118	0.50%
Total interest-bearing deposits	$1,720,298	$987	0.23%	$1,702,473	$1,014	0.24%	$1,552,233	$905	0.23%
Other borrowings
Securities sold under agreements to repurchase	50,093	8	0.06%	44,985	7	0.06%	46,615	7	0.06%
Other short-term borrowings	89,939	176	0.78%	8,686	17	0.77%	161,473	215	0.53%
Long-term debt	131,286	1,832	5.58%	131,266	1,853	5.52%	131,206	1,839	5.54%
Total interest-bearing liabilities	$1,991,616	$3,003	0.61%	$1,887,410	$2,891	0.60%	$1,891,527	$2,966	0.62%
Noninterest-bearing demand accounts	1,305,869			1,318,956			1,156,250
Total deposits and interest-bearing liabilities	3,297,485			3,206,366			3,047,777
Other noninterest-bearing liabilities	28,872			31,397			27,447
Total liabilities	3,326,357			3,237,763			3,075,224
Total equity	306,951			300,665			275,863
Total liabilities and equity	$3,633,308			$3,538,428			$3,351,087
Net interest income - taxable equivalent		$32,457			$31,985			$29,946
Net interest spread			3.45%			3.42%			3.42%
Net interest margin			3.77%			3.75%			3.73%
Ratio of average interest-earning assets to average interest-bearing liabilities	175.37%			180.02%			170.70%

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CoBiz Financial Inc.

March 31, 2017

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these supplementary non-GAAP measures enable investors to obtain an understanding of the operating results of the Company’s core business and reflect the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following table includes non-GAAP financial measures related to tangible common equity,  tangible assets and tangible book value per common share.  Shareholders’ equity and total assets have been adjusted to exclude intangible assets.

		At
		March 31,	December 31,	September 30,	June 30,	March 31,
		2017	2016	2016	2016	2016
	Shareholders' equity as reported - GAAP	$310,209	$302,310	$295,837	$286,052	$277,811
	Intangible assets	(1,176)	(1,326)	(1,476)	(1,626)	(1,776)
A	Tangible common equity - non-GAAP	$309,033	$300,984	$294,361	$284,426	$276,035
	Total assets as reported - GAAP	$3,731,342	$3,630,313	$3,452,498	$3,457,516	$3,357,000
	Intangible assets	(1,176)	(1,326)	(1,476)	(1,626)	(1,776)
B	Total tangible assets - non-GAAP	$3,730,166	$3,628,987	$3,451,022	$3,455,890	$3,355,224
C	Common shares outstanding	$41,731	$41,555	$41,465	$41,433	$41,355
A / B	Tangible common equity to tangible assets - non-GAAP	8.28%	8.29%	8.53%	8.23%	8.23%
A / C	Tangible book value per common share - non-GAAP	$7.41	$7.24	$7.10	$6.86	$6.67

The following table includes non-GAAP financial measures used in the computation of the efficiency ratio and the ratio of noninterest income to taxable equivalent operating revenue.  The efficiency ratio equals noninterest expense adjusted to exclude gains and losses on other real estate owned (OREO), other assets and investments, divided by the sum of tax equivalent net interest income and noninterest income.  To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

		Three months ended
		March 31,	December 31,	September 30,	June 30,	March 31,
	(in thousands)	2017	2016	2016	2016	2016
	Noninterest expense - GAAP, adjusted for:	$27,114	$27,088	$26,043	$26,268	$25,832
	Net gain (loss) on securities, other assets and OREO	345	33	98	(7)	(3)
D	Adjusted noninterest expense - non-GAAP	$27,459	$27,121	$26,141	$26,261	$25,829
	Net interest income - GAAP	$30,078	$29,888	$29,401	$28,533	$28,229
E	Noninterest income - GAAP	8,328	9,374	9,286	7,812	7,688
	Operating revenue	38,406	39,262	38,687	36,345	35,917
	Taxable equivalent adjustment	2,379	2,097	1,843	1,874	1,717
F	Operating revenue - taxable equivalent - non-GAAP	$40,785	$41,359	$40,530	$38,219	$37,634
D / F	Efficiency ratio - taxable equivalent - non-GAAP	67.33%	65.57%	64.50%	68.71%	68.63%
E / F	Noninterest income as a percentage of taxable equivalent operating revenue - non-GAAP	20.42%	22.66%	22.91%	20.44%	20.43%

Pre-tax, Adjusted Earnings (PTAE) is a non-GAAP measure and is calculated as total revenue less noninterest expense (excluding impairment and valuation losses).  The Company believes that PTAE is a useful financial measure that enables investors and others to assess the Company's ability to generate capital to cover credit losses and is a reflection of earnings generated by the core business.  The following table is a reconciliation of Pre-tax, adjusted earnings to its most comparable GAAP measure.

	Three months ended March 31,		Change
(in thousands)	2017	2016	$	%
Net income from continuing operations - GAAP, adjusted for:	$8,614	$7,365	$1,249	17.0%
Taxable equivalent adjustment	2,379	1,717	662	38.6%
Provision for income taxes	2,071	2,350	(279)	(11.9)%
Provision for loan and credit losses	607	370	237	64.1%
Net (gain) loss on securities, other assets and other real estate owned	(345)	3	(348)	nm %
Pre-tax, Adjusted Earnings (PTAE) - non-GAAP	$13,326	$11,805	$1,521	12.9%

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